UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2013

POAGE BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35295	45-3204393
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1500 Carter Avenue, Ashland, Kentucky	41101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (606) 324-7196

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 16, 2013, the Board of Directors of Poage Bankshares, Inc. granted restricted stock under its 2013 Equity Incentive Plan to its directors and certain of its officers, including its named executive officers.

The form of award agreements are filed as exhibits to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)	Not applicable

(d)           Exhibits

Exhibit No.                                Description
10.1	Form of restricted stock agreement with employees.
10.2	Form of restricted stock agreement with outside directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Poage Bankshares, Inc.
DATE: April 18, 2013	By:	/s/ Ralph E. Coffman, Jr.
Ralph E. Coffman, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                Description

10.1	Form of restricted stock agreement with employees.
10.2	Form of restricted stock agreement with outside directors.